PRESS RELEASE

Effective July 1: Clorox Executive Chairman Don Knauss to Retire; George Harad Named Chair of the Board; Spencer Fleischer and Christopher Williams Elected to Board

OAKLAND, Calif., May 15, 2015 – The Clorox Company board of directors (NYSE:CLX) today announced that Executive Chairman Donald R. Knauss has decided to retire from the company and the board. The company and the board have accepted his resignation, effective July 1, 2015.

Knauss served as chairman and CEO of the company from October 2006 through November 2014, when he stepped into a newly created executive chairman role and Benno Dorer was appointed CEO.

"Don was an outstanding CEO for Clorox," said Lead Director Robert Matschullat. "We’re grateful to him for his service as executive chairman. We thank Don for enabling such a smooth transition over the past seven months, and look forward to Benno’s continued leadership as CEO.”

The board of directors also has appointed George Harad as independent chair of the board, effective July 1, 2015. Matschullat will become chair of the nominating and governance committee, effective immediately, and Jeffrey Noddle will become chair of the management development and compensation committee, effective July 1, 2015.

"I'm pleased the board's dedication to succession planning allows us to appoint such a strong and capable director as George Harad to serve as independent chair of the board,” Matschullat said.

Harad has served as a Clorox director since 2006. He was executive chairman of the board of OfficeMax Incorporated (formerly Boise Cascade) from October 2004 until his retirement in June 2005. He served as chairman of the board and chief executive officer of Boise Cascade from April 1995 until October 2004. Harad previously served as a director of Dial Corporation, Qwest International and U.S. West. Prior to joining Boise Cascade, Harad was a consultant for the Boston Consulting Group and a teaching fellow at Harvard University.

In addition, The Clorox Company board of directors today announced the elections of Spencer C. Fleischer and Christopher J. Williams to the board, effective July 1, 2015.

Fleischer is co-CEO and president of Friedman Fleischer & Lowe LLC (FFL). Before co-founding FFL in 1997, Fleischer spent 19 years with Morgan Stanley as an investment banker and manager. He was a member of the worldwide investment banking operating committee and also held roles including head of investment banking in Asia and head of corporate finance for Europe. Fleischer currently serves as a director of Levi Strauss & Co. Fleischer earned a Master of Philosophy in management studies at Oxford University, where he studied as a Rhodes Scholar. He graduated from the University of the Witwatersrand in Johannesburg with a Bachelor of Arts in economics. Fleischer brings to the board more than 35 years of financial and operational expertise as well as deep international experience.

Williams is chairman, CEO and founder of The Williams Capital Group, L.P. and Williams Capital Management, LLC (Williams Capital). He founded Williams Capital in 1994 and has since directed the firm's strategic effort in providing investment banking and asset management services to multinational corporations, institutional investors, and governmental entities. Williams spent the first eight years of his career with Lehman Brothers where he assumed management roles in the areas of corporate debt capital markets and derivatives structuring and trading. Following his tenure with Lehman Brothers, he and several colleagues formed a derivatives and structured finance division of Jefferies & Company. The structured finance division was later spun off from Jefferies to form Williams Capital. Williams served as a director of Wal-Mart Stores, Inc. from 2004 to 2014, and currently serves on the board of Caesars Entertainment Corporation and Cox Enterprises, Inc. Williams holds a Master in Business Administration from the Tuck School of Business at Dartmouth College and a Bachelor of Architecture from Howard University. Williams brings valuable financial, management and strategic experience to the board.

For more information on these and other members of The Clorox Company board of directors, please go to https://www.thecloroxcompany.com/corporate-responsibility/performance/corporate-governance/board-of-directors/. Biographies and photos can be downloaded at this location as well. Additional information can also be found in the company’s definitive proxy statement, at http://investors.thecloroxcompany.com/secfiling.cfm?filingID=1206774-14-2939&CIK=21076

The Clorox Company
The Clorox Company is a leading multinational manufacturer and marketer of consumer and professional products with about 7,700 employees worldwide and fiscal year 2014 sales of $5.5 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags, wraps and containers; Kingsford® charcoal; Hidden Valley® and KC Masterpiece® dressings and sauces; Brita® water-filtration products and Burt’s Bees® natural personal care products. The company also markets brands for professional services, including Clorox Healthcare®, HealthLink®, Aplicare® and Dispatch® infection control products for the healthcare industry. More than 80 percent of the company's brands hold the No. 1 or No. 2 market share positions in their categories. Clorox's commitment to corporate responsibility includes making a positive difference in its communities. In fiscal year 2014, The Clorox Company and The Clorox Company Foundation contributed more than $16 million in combined cash grants, product donations, cause marketing and employee volunteerism. For more information, visit TheCloroxCompany.com, the CR Matters Blog and follow the company on Twitter at @CloroxCo.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, matters discussed above, including statements about future volume, sales, costs, cost savings, earnings, cash flows, plans, objectives, expectations, growth, or profitability, are forward-looking statements based on management's estimates, assumptions and projections. Words such as "could," "may," "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," and variations on such words, and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management's expectations are described in the sections entitled "Risk Factors" in the company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on December 4, 2014, as updated from time to time in the company's SEC filings. These factors include, but are not limited to: risks related to international operations, including political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; labor unrest and inflationary pressures, particularly in Argentina and other challenging markets; risks related to the possibility of nationalization, expropriation of assets, or other government action in foreign jurisdictions; risks related to the Company’s discontinuation of operations in Venezuela; intense competition in the company's markets; changes in the company’s leadership; worldwide, regional and local economic conditions and financial market volatility; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities and increases in energy, transportation or other costs; the ability of the company to drive sales growth, increase price and market share, grow its product categories and achieve favorable product and geographic mix; dependence on key customers and risks related to customer consolidation and ordering patterns; costs resulting from government regulations; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; supply disruptions and other risks inherent in reliance on a limited base of suppliers; the ability of the company to implement and generate anticipated cost savings and efficiencies; the success of the company's business strategies; the impact of product liability claims, labor claims and other legal proceedings, including in foreign jurisdictions and the company's litigation related to its discontinued operations in Brazil; the ability of the company to develop and introduce commercially successful products; risks relating to acquisitions, new ventures and divestitures and associated costs, including the potential for asset impairment charges, related to, among others, intangible assets and goodwill; risks related to reliance on information technology systems, including potential security breaches, cyber-attacks or privacy breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; the company's ability to attract and retain key personnel; the company's ability to maintain its business reputation and the reputation of its brands; environmental matters including costs associated with the remediation of past contamination and the handling and/or transportation of hazardous substances; the impact of natural disasters, terrorism and other events beyond the company's control; the company's ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company's indebtedness and credit rating on its operations and financial results; the company's ability to maintain an effective system of internal controls; uncertainties relating to tax positions, tax disputes and changes in the company's tax rate; the accuracy of the company's estimates and assumptions on which its financial statement projections are based; the company's ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism.

The company's forward-looking statements in this press release are based on management's current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media Relations

Aileen Zerrudo (510) 271-3075, aileen.zerrudo@clorox.com

Kathryn Caulfield (510) 271-7209, kathryn.caulfield@clorox.com

Investor Relations

Landon Dunn (510) 271-7256, landon.dunn@clorox.com

Steve Austenfeld (510) 271-2270, steve.austenfeld@clorox.com